LOAN RECEIVABLE	12 Months Ended
Aug. 31, 2019
Loans Receivables [Abstract]
LOAN RECEIVABLE [Text Block]

6. LOAN RECEIVABLE

On July 26, 2019, the Company entered into an advance payment and support agreement (“Payment Agreement”) with 703454 N.B. Inc. (carrying on business as 1812 Hemp) (“1812 Hemp”). Under the terms of the agreement, the Company will advance up to $3,000 until October 31, 2019 to 1812 Hemp in the form of a secured loan. These amounts may be applied against future purchases of hemp under the license and supply agreement described in Note 10. The aggregate amount of advances outstanding as of January 1, 2020 will accrue interest of 9.0% per annum, calculated monthly, until the entire balance of advances is paid. The full amount of any outstanding advances are due and payable by 1812 Hemp on the earlier of: i) June 30, 2020; ii) the date on which 1812 Hemp breaches or defaults on any of its agreements; and iii) the date on which the license and supply agreement is terminated in accordance with its terms. Notwithstanding the foregoing, in the event that on or before February 28, 2020 1812 Hemp has offered the Company sufficient hemp to retire in full the outstanding balance of advances and the Company’s purchases of such hemp are not sufficient to retire in full the outstanding balance of advances, then 1812 Hemp’s obligation to repay the outstanding balance of advances shall be suspended until June 30, 2021.

At August 31, 2019, $909 remains outstanding with respect to this arrangement. Subsequent to year-end, additional advances were made as described in Note 27.